PROSPECTUS SUPPLEMENT -- May 26, 2004*

American Express(R) Variable Portfolio Funds S-6466-99 V (10/03)


The "Management" section for AXP Variable Portfolio - Partners Small Cap Value Fund regarding Franklin Portfolio Associates LLC

Franklin Portfolio

Effective immediately, Ian Arvin is no longer associated with the investment team from Franklin Portfolio Associates LLC (Franklin Portfolio) that manages a portion of the Fund's assets. There have been no other changes to the investment team from Franklin Portfolio.




S-6466-42 A (5/04)

*Valid until next prospectus update
Destroy Oct. 29, 2004